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                                                                    Mark Amin #3

                                 EXHIBIT 10.123

                                 CINEMANOW, INC.

                             2000 Stock Option Plan

                       Nonstatutory Stock Option Agreement

     CinemaNow, Inc., a California corporation (the "Company"), hereby enters into this agreement (the "Option Agreement") with Mark Amin (the "Optionee") on this 1st day of March, 2000, whereby the Company grants to the Optionee the right and option to purchase an aggregate of 700,000 shares of Common Stock (the "Shares") of the Company. This Option is in all respects subject to the terms, definitions and provisions of the CinemaNow, Inc. 2000 Stock Option Plan (the "Plan") adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is NOT intended to be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

     2. Exercise Price. The exercise price is $5.00 per Share, which price is not less than 100% of the Fair Market Value thereof on the date this Option is granted.

     3. Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of this Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

        (a) This Option shall vest and be exercisable cumulatively as follows:
33% of the Option shall vest on the first anniversary of the date of grant (the "First Anniversary") and the remaining 66% of the Option shall vest in two (2) equal annual installments from the First Anniversary, as long as the Optionee continues to serve as an Employee. The Optionee may exercise the exercisable portion of this Option in whole or in part at any time during his or her employment with the Company, provided that Optionee's Continuous Status as an Employee has not terminated since the grant of this Option. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company, or the Optionee's disability or death, the provisions of Sections 7 or 8 below shall apply to any exercise of this Option.

        (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and

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EXHIBIT 10.123 (CONTINUED)

such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement in the form of Exhibit 1 hereto. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

        (c) No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(i) of the Plan.

     5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company as set forth in Section 13 of the Plan, or if the issuance of Shares upon Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Investment Representations. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

        (a) The Optionee is acquiring this Option, and upon exercise of this Option, will be acquiring the Shares for investment in his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

        (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his or her business or financial experience has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect the Optionee's interests in connection with the acquisition of this Option and the Shares.

     7. Termination of Employment.

        (a) If the Optionee ceases to serve as an Employee for any reason other than death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from

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EXHIBIT 10.123 (CONTINUED)

time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an Employee for a period which shall not exceed an aggregate of six months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

        (b) If an Optionee's Continuous Status as an Employee terminates due to his or her Termination for Cause, the Option shall terminate immediately. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

     8. Death or Disability. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six months after the date of death or termination of employment due to disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

     9. Term of Option. This Option may not be exercised more than ten (10) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

     10. Withholding Upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a

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EXHIBIT 10.123 (CONTINUED)

result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     11. Nontransferability of Option. Except as otherwise determined by the Board or Committee at the date of grant or otherwise, this Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     12. No Right of Employment. Neither this Option nor the Plan shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

     13. Miscellaneous.

        (a) SUCCESSORS AND ASSIGNS. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

        (b) NO THIRD-PARTY BENEFICIARIES. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

        (c) AMENDMENTS. (i) The Board reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

            (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver of any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

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EXHIBIT 10.123 (CONTINUED)

        (d) NOTICE. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

        (e) GOVERNING LAW. To the extent that Federal laws do not otherwise control, the Plan and this Option Agreement and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

        (f) ENTIRE AGREEMENT. This Option Agreement (including the exhibit hereto) and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations or warranties between the Parties, other than those set forth herein.

        (g) SEVERABILITY. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

        (h) OPTIONEE REPRESENTATION. The Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all of the terms and provisions thereof.

     IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee as of the date and year first written above.

DATE OF GRANT:  March 1, 2000

         CinemaNow, Inc.
         a California corporation

         By:
            ---------------------------
         Title:
               ------------------------

         Optionee:

         ------------------------------
         Mark Amin


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EXHIBIT 10.123 (CONTINUED)

THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND A REPURCHASE RIGHT AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

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EXHIBIT 10.123 (CONTINUED)

                                              [For Use upon Exercise of Options]
                                    EXHIBIT 1

                                 CINEMANOW, INC.

                            STOCK PURCHASE AGREEMENT

     This Agreement is made as of the ______ day of _______________, 200__, by and between CinemaNow, Inc., a California corporation (the "Company"), and Mark Amin ("Optionee"). Unless the context herein otherwise requires, capitalized terms used herein shall have the same meaning as such capitalized terms have under the Company's 2000 Stock Option Plan.

                                 R E C I T A L S

     A. Optionee was granted a Stock Option (the "Option") on March 1, 2000, pursuant to the Company's 2000 Stock Option Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference.

     B. Pursuant to said Option, Optionee was granted the right to purchase 700,000 shares of the Company's Common Stock, as adjusted in accordance with the Plan (the "Optioned Shares").

     C. Optionee has elected to exercise the Option to purchase __________ of such Optioned Shares (herein referred to as the "Shares") under the Stock Option Agreement evidencing such Option (the "Option Agreement").

     D. As required by the Option Agreement, as a condition to Optionee's exercise of his or her Option, Optionee must execute this Agreement which gives the Company the right of first refusal upon transfer of the Shares and right of repurchase of the Shares.

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. Exercise of Option. Subject to the terms and conditions hereof, Optionee hereby agrees to exercise his or her Option or a portion thereof to purchase __________ Shares at $5.00 per Share, payable in accordance with the terms and provisions of the Option Agreement.

     2. Company's Right to Repurchase Shares.

        (a) If an Optionee ceases to serve as an Employee for any reason, the Company shall have the right to repurchase any or all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth below. Such right on the part of the Company shall commence upon the last day of such Optionee's Continuous Status as an Employee (the "Termination Date") and shall expire on the 90th calendar day after the Termination Date (or in the case of Common Stock issued upon exercise of Options after the Termination Date, within 90 calendar days after the date of exercise).

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EXHIBIT 10.123 (CONTINUED)

        (b) The repurchase price shall be determined as follows: If an Optionee ceases to serve as an Employee for any reason during the five (5) year period following the date of grant, the repurchase price shall equal the exercise price of the Option times the number of Shares to be repurchased, provided that the right to repurchase at the exercise price lapses at the rate of twenty percent (20%) of the Shares per year over such five (5) year period (without respect to the date the Option was exercised or became exercisable). For Shares for which the right to repurchase at the exercise price pursuant to the foregoing sentence has lapsed or if the termination of employment occurs after the fifth anniversary of the date of grant, the repurchase price shall equal 100% of the Fair Market Value of the Shares to be repurchased on the Termination Date. The repurchase price may be paid by the Company by cash, check, evidence of cancellation of indebtedness of Optionee to the Company, or some combination thereof, as the Company acting in its sole discretion may determine.

     3. Right of First Refusal. Before any Shares registered in the name of Optionee may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible), in the following manner:

        (a) Optionee shall deliver a notice ("Notice") to the Company stating
(i) his or her bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, (iii) the price for which he or she proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

        (b) Within 30 days after receipt of the Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers, at the price per share and on the same terms (or terms as similar as reasonably possible) specified in the Notice.

        (c) If all or a portion of the Shares to which the Notice refers are not elected to be purchased pursuant to Section 3(b) hereof, Optionee may sell the Shares not purchased by the Company to any person named in the Notice at the price and terms specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 60 days of the date of said Notice to the Company, and, provided further, that any such sale is in accordance with all the terms and conditions hereof.

     In the event of any transfer by operation of law or other involuntary transfer (including, but not limited to, by will or by the laws of descent or distribution) where there is no price established as a matter of law, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth in Section 2(b) above. In such event, Optionee or Optionee's estate shall notify the Company promptly after the happening of the event giving rise to the involuntary transfer. Within 30 days after receipt of such Notice,

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EXHIBIT 10.123 (CONTINUED)

the Company or its assignee may elect to purchase any or all Shares to which the Notice refers.

     4. Termination of Repurchase Right and Right of First Refusal. Optionee's obligations and the Company's rights under Sections 2 and 3 above shall terminate upon the first sale of Common Stock by the Company to the public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act").

     5. Assignment. The Company may assign its rights under Sections 2 and 3 hereof to one or more persons or entities who shall have the right to exercise such rights in his, her or its own name and for his, her or its own account. If the exercise of any such right requires the consent of the California Securities Commissioner or the consent of the Securities Commissioner, or the equivalent, of another state, the parties agree to cooperate in requesting such consent.

     6. Adjustment. If, from time to time during the term of the repurchase right available pursuant to Section 2 hereof or the right of first refusal available pursuant to Section 3 hereof:

        (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

        (b) There is any consolidation, merger or sale of all or substantially all of the assets of the Company;

then, in such event, any and all new, substituted or additional securities or other property to which Optionee is entitled by reason of his or her ownership of Shares shall be immediately subject to the right of repurchase set forth in
Section 2 hereof and right of first refusal set forth in Section 3 hereof and be included in the word "Shares" for all purposes with the same force and effect as the Shares presently subject to such right of first refusal (provided, however, if such consolidation, merger or sale of all, or substantially all, of the assets of the Company causes a termination of the right of repurchase set forth in Section 2 hereof and right of first refusal set forth in Section 3 hereof, then such new, substituted or additional securities or other property shall not be included in the word "Shares" for the purposes of this Section).

     7. Legends. All certificates representing any Shares of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form unless in the opinion of the Company's counsel such legends are no longer necessary:

        (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND A REPURCHASE RIGHT AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE

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EXHIBIT 10.123 (CONTINUED)

AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY."

        (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     8. Investment Representations. Unless the Shares have been registered under the Act, in which event the Company will so advise Optionee in writing, Optionee agrees, represents and warrants, in connection with the proposed purchase of the Shares, as follows:

        (a) Optionee represents and warrants that he or she is purchasing the Shares solely for Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. Optionee further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares Optionee is purchasing is being purchased for, and will be held for the account of, Optionee only and neither in whole nor in part for any other person.

        (b) Optionee represents and warrants that he or she is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee further represents that he or she has a preexisting personal or business relationship with the officers and directors of the Company and that Optionee has such knowledge and experience in business and financial matters to enable him or her to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that he or she has the capacity to protect his or her own interests in connection with the purchase of the Shares. Optionee further represents and warrants that Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as he or she deems necessary and appropriate to enable Optionee to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

        (c) Optionee represents and warrants that he or she realizes that Optionee's purchase of the Shares will be a speculative investment and that he or she is able, without impairing Optionee's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his or her investment.

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EXHIBIT 10.123 (CONTINUED)

        (d) Optionee represents and warrants that the Company has disclosed to him or her in writing that: (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

        (e) Optionee represents and warrants that he or she is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the resale occurring not less than one year from the date Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "brokers' transaction" or in a transaction directly with a market maker (as such term is defined under the Securities Exchange Act of 1934); and that any sale of the Shares may be made by Optionee, if he or she is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations. Optionee further represents that Optionee understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he or she may be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied. Optionee represents that he or she understands that in the event the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

        (f) Without in any way limiting Optionee's representations and warranties set forth herein, Optionee further agrees that he or she shall in no event make any disposition of all or any portion of the Shares which Optionee is purchasing unless and until:

               (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

               (ii) Optionee shall have (x) notified the Company of the proposed disposition and furnished the

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EXHIBIT 10.123 (CONTINUED)

          Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) furnished the Company with an opinion of his or her own counsel to the effect that such disposition will not require registration of such Shares under the Act, and such opinion of his or her counsel shall have been concurred in by counsel for the Company and the Company shall have advised Optionee of such concurrence.

     9. Escrow. As security for his or her faithful performance of the terms of this Agreement and to insure the availability for delivery of Optionee's Shares upon exercise of the Company's right to repurchase and right of first refusal herein provided for, Optionee agrees to deliver to and deposit with the Secretary of the Company or the Secretary's nominee (in either case, the "Escrow Agent"), as Escrow Agent in this transaction, two Assignments Separate From Certificate duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent and delivered to said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Optionee set forth in Attachment B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

     10. Restriction on Alienation. Optionee agrees that he or she will not sell, transfer, gift, pledge, hypothecate, assign or otherwise dispose of any of the Shares or any right or interest therein, whether voluntary, by operation of law or otherwise, without the prior written consent of the Company, except a transfer which meets the requirements of this Agreement and complies with all applicable law. Any sale, transfer, gift, pledge, hypothecation, assignment or purported sale, transfer or other disposition of such Shares by Optionee shall be null and void unless the terms, conditions and provisions of this Agreement are strictly observed.

     11. Lockup Agreement. Optionee, if requested by the Company and an underwriter of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed 180 days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Act, provided that all officers and directors of the Company are required or agree to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares or other securities subject to the foregoing restriction until the end of such period.

     12. Miscellaneous.

        (a) The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

        (b) Subject to the provisions of this Agreement, Optionee shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the purchased Shares.

        (c) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

        (d) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at such party's address hereinafter shown below such party's signature or at such other address as such party may designate by ten days advance written notice to the other party hereto.

        (e) This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to all compliance with the restrictions on transfer herein set forth, be binding upon Optionee, his or her heirs, executors, administrators and permitted successors and assigns.

        (f) This Agreement shall be construed under the laws of the State of California and constitutes the entire Agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

        (g) Optionee agrees that, until a public market for the Shares exists, the Shares cannot be readily purchased, sold or evaluated in the open market, that they have a unique and special value, and that the Company and its shareholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced and, for this reason, among others, Optionee agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.

        (h) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

        (i) Nothing in this Agreement shall be deemed to create any term of employment or affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment, for any reason, with or without cause.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                     CinemaNow, Inc., a California corporation

                                     By:
                                        --------------------------------------
                                     Title:
                                           -----------------------------------
                                     Address:
                                             ---------------------------------
                                             ---------------------------------


                                     OPTIONEE

                                     Signature:
                                               -------------------------------
                                     Address:
                                             ---------------------------------
                                             ---------------------------------

                                 SPOUSAL CONSENT


     The undersigned spouse of Optionee acknowledges that he or she has read the foregoing Agreement and agrees that his or her interest, if any, in the Shares subject to the foregoing Agreement shall be irrevocably bound by this Agreement and further understands and agrees that any community property interest, if any, in the Shares shall be similarly bound by this Agreement.



Date:
     --------------------------------     -------------------------------------
                                          Spouse of Optionee



                                          Print Spouse's Name:
                                                              -----------------

                    ATTACHMENT A TO STOCK PURCHASE AGREEMENT

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto ___________________________________ (____) shares of the
Common Stock (the "Shares") of CinemaNow, Inc., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. ________ herewith, and does hereby irrevocably constitute and appoint_______________________________ attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated:
      ---------------------------
                                    Signature:
                                              --------------------------------
                                    Printed Name:
                                                 -----------------------------

                    ATTACHMENT B TO STOCK PURCHASE AGREEMENT

                            JOINT ESCROW INSTRUCTIONS

                              _______________, 200_




Corporate Secretary
CinemaNow, Inc.
4553 Glencoe Avenue, Suite 200
Marina del Rey, CA 90292


Dear Sir:

As Escrow Agent for both CinemaNow, Inc., a California corporation (the "Company"), and the undersigned grantee of an option to purchase stock of the Company ("Optionee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement (the "Agreement"), dated as of _______________, 200__, to which a copy of these Joint Escrow Instructions is attached as Attachment B, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall elect to exercise the repurchase right or the right of first refusal (collectively, the "Repurchase Rights") set forth in the Agreement, the Company shall give to Optionee and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check, evidence of cancellation of indebtedness of Optionee to the Company or a promissory note, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Rights.

     3. Optionee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said stock as provided in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments or other documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated.

     4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Repurchase Rights under the Agreement.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Optionee, you shall deliver all of same to Optionee and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and you are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to either of the other parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel (including without limitation Bryan Cave LLP) and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each of the other parties hereto. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten days advance written notice to each of the other parties hereto.


COMPANY:          CinemaNow, Inc.
                  4553 Glencoe Avenue, Suite 200
                  Marina del Rey, CA 90292
                  Attention:  President

OPTIONEE:
                  -------------------------------
                  -------------------------------
                  -------------------------------

ESCROW AGENT:     CinemaNow, Inc.
                  4553 Glencoe Avenue, Suite 200
                  Marina del Rey, CA 90292
                  Attention: Corporate Secretary


     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


                                     Very truly yours,

                                     CinemaNow, Inc., a California corporation

                                     By:
                                         -------------------------------------
                                     Title:
                                           -----------------------------------

                                     OPTIONEE

                                     -----------------------------------------
                                     Signature:
                                               -------------------------------
                                     Print Name:
                                                ------------------------------


Agreed to and accepted as of the date set forth above.

ESCROW AGENT

Signature:
          -------------------------------
Print Name:
           ------------------------------